UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2004

United Industries Corporation

(Exact name of registrant as specified in its charter)

333-76055
(Commission File Number)

Delaware	43-1025604
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2150 Schuetz Road

St. Louis, Missouri 63146
(Address of principal executive offices, with zip code)

(314) 427-0780
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.

On July 13, 2004, United Industries Corporation issued a press release announcing its financing plan for the acquisition of United Pet Group, Inc. and preliminary second quarter year-to-date operating results.  A copy of the press release is being furnished as Exhibit 99.1 and supplemental financial information is being furnished as Exhibit 99.2 to this report, both of which are incorporated herein by reference.

The information, including Exhibits 99.1 and 99.2, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United Industries Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INDUSTRIES CORPORATION
Registrant

Dated: July 13, 2004	By:	/s/ Daniel J. Johnston
	Name:	Daniel J. Johnston
	Title:	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 13, 2004
99.2	Other information concerning United Industries Corporation.